UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Myriad Genetics, Inc.

(Name of Registrant as Specified In Its Charter)

[List Other Person(s) or replace with LP24 (total) if blank]

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MYRIAD GENETICS, INC.

October 13, 2003

Dear Stockholder,

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Myriad Genetics, Inc. (the “Company”) to be held at 9:00 a.m. on Wednesday, November 12, 2003, at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

At the Annual Meeting, one person will be elected to the Board of Directors. We will also ask the stockholders to approve our 2003 Employee, Director and Consultant Stock Option Plan and to ratify the selection of KPMG LLP as our independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

Sincerely,

Peter D. Meldrum
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

MYRIAD GENETICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held November 12, 2003

To the Stockholders of Myriad Genetics, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Myriad Genetics, Inc., a Delaware corporation (the “Company”), will be held on Wednesday, November 12, 2003, at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108, at 9:00 a.m. for the following purposes:

1.	To elect one member to the Board of Directors to serve for a term ending in 2006 and until his successor is duly elected and qualified.

2.	To consider and act upon a proposal to adopt the 2003 Employee, Director and Consultant Stock Option Plan (the “2003 Plan”).

3.	To consider and act upon a proposal to ratify the appointment of KPMG LLP as our independent public accountants for the fiscal year ending June 30, 2004.

4.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on September 26, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

Richard M. Marsh
Secretary

October 13, 2003

MYRIAD GENETICS, INC.

320 WAKARA WAY

SALT LAKE CITY, UTAH 84108

(801) 584-3600

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Myriad Genetics, Inc., a Delaware corporation (the “Company”), of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at our offices, 320 Wakara Way, Salt Lake City, Utah 84108, on Wednesday, November 12, 2003, at 9:00 a.m., and any adjournments thereof (the “Meeting”). This Proxy Statement and the accompanying proxy are being mailed on or about October 13, 2003 to all stockholders entitled to notice of and to vote at the Meeting.

Where the stockholder specifies a choice on the enclosed proxy card as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified on a validly executed proxy, the shares will be voted FOR the election of the nominee for director named herein, FOR the proposal to adopt the 2003 Employee, Director and Consultant Stock Option Plan (the “2003 Plan”), and FOR the ratification of the appointment of KPMG LLP as our independent public accountants for the fiscal year ending June 30, 2004.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock, is necessary to constitute a quorum at the Meeting.

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to approve each proposal, other than the election of the director which requires the affirmative vote of a plurality of the shares voted affirmatively or negatively at the Meeting. With respect to the tabulation of votes on the matters proposed for the consideration of the stockholders at the Meeting, abstentions and broker non-votes will have no effect on the vote.

The enclosed proxy card also offers stockholders the option to access materials for any future stockholder meeting electronically via the Internet. A stockholder who consents to accessing such materials electronically may revoke such consent at any time. We will continue to distribute printed materials for future stockholder meetings to stockholders who do not consent to access such materials electronically.

The close of business on September 26, 2003 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. As of the close of business on September 26, 2003, we had 27,092,534 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by stockholders.

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our Common Stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

The Annual Report to Stockholders for the fiscal year ended June 30, 2003 (“Fiscal 2003”) is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 2, 2003 concerning the beneficial ownership of the Common Stock by each stockholder that we know to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on page 9 hereof, and all current directors and current executive officers as a group.

	Shares Beneficially Owned (1)
Name and Address**	Number	Percent
Wellington Management Company, LLP (2) 75 State Street Boston, MA 02109	2,476,600	9.1%
Platinum Asset Management Limited, as trustee for the Platinum Asset Management Trust (3) Level 4, 55 Harrington Street Sidney 2000, Australia	1,381,568	5.1%
TimesSquare Capital Management, Inc. (4) Four Times Square, 25th Floor New York, New York 10036	1,376,300	5.1%
Mark H. Skolnick, Ph.D. (5)	847,482	3.1%
Peter D. Meldrum (6)	410,635	1.5%
Adrian N. Hobden Ph.D. (7)	301,361	1.1%
Gregory C. Critchfield M.D. (8)	191,787	*
Jay M. Moyes (9)	162,551	*
Walter Gilbert, Ph.D. (10)	120,940	*
Arthur H. Hayes, Jr., M.D. (11)	85,000	*
Dale A. Stringfellow, Ph.D. (11)	45,742	*
Linda S. Wilson, Ph.D. (11)	27,500	*
Hugh A. D’Andrade (12)	19,000	*
All current executive officers and directors as a group (14 persons) (13)	2,361,349	8.3%

*	Represents beneficial ownership of less than 1% of our outstanding shares of Common Stock.
**	Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.
(1)	The number of shares of Common Stock issued and outstanding on September 2, 2003 was 27,089,114 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at September 2, 2003, plus shares of Common Stock subject to options and warrants held by such person at September 2, 2003 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Attached to each share of Common Stock is a Preferred Share Purchase Right to acquire one one-hundredth of a share of our Series A Junior Participating Preferred Stock, par value $.01 per share, which Preferred Share Purchase Rights are not presently exercisable.
(2)	This information is based solely on a Schedule 13G/A filed on February 12, 2003 with the Securities and Exchange Commission. Wellington Management Co LLP has shared voting authority over 2,114,400 shares and shared authority to dispose of all of the shares.
(3)	This information is based solely on a Schedule 13G filed on September 10, 2003 with the Securities and Exchange Commission. Platinum Asset Management Limited, as trustee for the Platinum Asset Management Trust has sole voting authority and sole authority to dispose of all of the shares.
(4)	This information is based solely on a Schedule 13 F filed on August 12, 2003 with the Securities and Exchange Commission for the quarter ended June 30, 2003. TimesSquare Capital Management, Inc. has sole voting authority over the shares.

(5)	Includes shares held directly by Dr. Skolnick and his wife and shares held by a family limited partnership of which Dr. Skolnick is a general partner. Also includes 303,000 shares of Common Stock subject to currently exercisable options.
(6)	Includes 147,626 shares of Common Stock subject to currently exercisable options.
(7)	Includes 262,648 shares of Common Stock subject to currently exercisable options.
(8)	Includes 151,278 shares of Common Stock subject to currently exercisable options.
(9)	Includes shares held directly by Mr. Moyes and his children. Also includes 154,299 shares of Common Stock subject to currently exercisable options.
(10)	Includes 22,970 shares of Common Stock owned by Dr. Gilbert’s wife, as to which Dr. Gilbert disclaims beneficial ownership. Also includes 85,000 shares of Common Stock subject to currently exercisable options.
(11)	Consists of shares of Common Stock subject to currently exercisable options.
(12)	Includes 15,000 shares of Common Stock subject to currently exercisable options.
(13)	See Notes 5-12 above. Also includes 146,848 shares of Common Stock subject to currently exercisable options held by other executive officers.

MANAGEMENT

Board of Directors

Our Restated Certificate of Incorporation, as amended, and Restated By-Laws provide for our business to be managed by or under the direction of the Board of Directors. Under our Restated Certificate of Incorporation, as amended, and Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Hugh A. D’Andrade and Dale A. Stringfellow, Ph.D. constitute a class with a term which expires at the upcoming Meeting (the “Class I directors”); Peter D. Meldrum, Mark H. Skolnick, Ph.D., and Linda S. Wilson, Ph.D. constitute a class with a term ending in 2004 (the “Class II directors”); and Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D. constitute a class with a term ending in 2005 (the “Class III directors”). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted to nominate Dale A. Stringfellow, Ph.D. for election at the Meeting for a term of three years, to serve until the 2006 annual meeting of stockholders, and until his successor has been elected and qualified. Mr. D’Andrade, the current Chairman of the Board of Directors whose term expires at the Meeting, has decided to retire and will not stand for re-election at the Meeting. The Class II directors (Peter D. Meldrum, Mark H. Skolnick, Ph.D., and Linda S. Wilson, Ph.D.) and the Class III directors (Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D.) will serve until the annual meetings of stockholders to be held in 2004 and 2005, respectively, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which they hold directorships.

NAME	AGE	POSITION WITH THE COMPANY

Walter Gilbert, Ph.D.	71	Vice Chairman of the Board of Directors

Peter D. Meldrum	56	President, Chief Executive Officer, Director

Mark H. Skolnick, Ph.D.	57	Chief Scientific Officer, Director

Arthur H. Hayes, Jr., M.D.	70	Director

Dale A. Stringfellow, Ph.D.	58	Director

Linda S. Wilson, Ph.D.	66	Director

Walter Gilbert, Ph.D., Vice Chairman of the Board of Directors, joined the Company as a founding scientist and Director in March 1992. Dr. Gilbert won the Nobel Prize in Chemistry in 1980 for his contributions to the development of DNA sequencing technology. He was a founder of Biogen, Inc. and its Chairman of the Board and Chief Executive Officer from 1981 to 1985. He has held professorships at Harvard University in the Departments of Physics, Biophysics, Biology, Biochemistry and Molecular Biology, and Molecular and Cellular Biology. He presently holds the Carl M. Loeb University Research Professorship at Harvard University and serves on the Board of Directors of Transkaryotic Therapies, Inc. and as a General Partner of BioVentures Investors II Investment Fund.

Peter D. Meldrum has been a Director of the Company since its inception in May 1991 and has been our President and Chief Executive Officer since November 1991. Prior to joining the Company he was President and Chief Executive Officer of Founders Fund, Inc., a venture capital group specializing in the biotechnology industry. He received an M.B.A. from the University of Utah in 1974 and a B.S. in Chemical Engineering from the University of Utah in 1970.

Mark H. Skolnick, Ph.D., a scientific founder of the Company, has been a Director since our inception in 1991 and has served as Chief Scientific Officer since 1997. Dr. Skolnick was also our Executive Vice President of Research and Development from our inception in 1991 through July 2000. Dr. Skolnick and several colleagues were the first to conceive of using restriction fragment length polymorphism technology as genetic markers, a breakthrough that underpins the Human Genome Project. He received his Ph.D. in Genetics from Stanford University in 1975, and a B.A. in Economics from the University of California at Berkeley in 1968.

Arthur H. Hayes, Jr., M.D., a Director of the Company since November 1992, served as Commissioner of the U.S. Food and Drug Administration from 1981 to 1983. Since 1991 he has served as the President and COO of Mediscience Associates. From 1986 to 1991, Dr. Hayes served as the President and CEO of EM Pharmaceuticals, Inc., the United States affiliate of E. Merck of Darmstadt, Germany. He also served as Provost and Dean of New York Medical College from 1983 to 1986. Dr. Hayes serves on the Board of Directors of the following publicly traded companies: Napro Biotherapeutics, Inc., Celgene Corporation, and eResearch Technology, Inc. He also serves on the Board of Directors of the Macy Foundation and is the Chairman of the Council on Family Health.

Dale A. Stringfellow, Ph.D., a Director of the Company since December 1991, served as President and CEO of Berlex Laboratories, a wholly owned subsidiary of Schering AG, from December 2000 until April 2003. Prior to that he was President of Berlex BioSciences since June 1995 and President, CEO and a Director of Celtrix Pharmaceuticals from July 1990 until April 1995. In addition, Dr. Stringfellow has held other positions, including Vice President and Senior Director of Preclinical Cancer Research at Bristol-Myers Squibb Co.; Research Head, Cancer Virology and Cellular Biology Research at Upjohn Company; and Vice President, Research and Development at Collagen Corporation.

Linda S. Wilson, Ph.D., a Director of the Company since October 1999, served as President of Radcliffe College, Cambridge, MA from 1989 to 1999. Dr. Wilson has also served as Vice President for Research, University of Michigan, and as Associate Vice Chancellor for Research and Associate Dean of the Graduate College, University of Illinois. Dr. Wilson is a member of the Institute of Medicine of the National Academy of Sciences. She served seven years as a Trustee and three years as an Honorary Trustee of the Massachusetts General Hospital. She served on the Boards of Directors for INACOM, Inc. and ICANN (the Internet Corporation for assigned Names and Numbers) until June 2003. She is also a Trustee of Tulane University, a member of the Board of Visitors of the University of Wisconsin College of Letters and Science and a member of the Dean’s Council of Newcomb College. Dr. Wilson received her Ph.D. in Chemistry from the University of Wisconsin and her B.A. from Newcomb College, Tulane University.

Committees of the Board of Directors and Meetings

Meeting Attendance.    During Fiscal 2003 there were six meetings of the Board of Directors, and the various committees of the Board of Directors met a total of 13 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during Fiscal 2003, except for Dr. Hayes who had scheduling conflicts during three of the Board meetings and two of the 10 meetings of committees on which he serves.

Audit Committee.    The Audit Committee, which met four times in Fiscal 2003, has three members, Dale A. Stringfellow, Ph.D. (Chairman), Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D. The Audit Committee reviews the engagement of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth elsewhere in this Proxy Statement.

Compensation Committee.    The Compensation Committee, which met three times during Fiscal 2003, currently has three members, Walter Gilbert, Ph.D. (Chairman), Hugh A. D’Andrade and Dale A. Stringfellow, Ph.D., each of whom are “non-employee directors” within the meaning of the rules of Section 16 of the Securities Exchange Act of 1934 and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. D’Andrade, whose term as a Director expires at the Meeting, has decided to retire and will not stand for re-election. The Compensation Committee administers our stock plans and reviews, approves and makes recommendations on our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Please also see the report of the Compensation Committee set forth elsewhere in this Proxy Statement.

Nominating and Governance Committee.    The Nominating and Governance Committee, which currently has three members, Hugh A. D’Andrade, Arthur H. Hayes, Jr., M.D., and Linda S. Wilson, Ph.D, met six times during Fiscal 2003. Mr. D’Andrade, whose term as a Director expires at the Meeting, has decided to retire and will not stand for re-election. The Nominating and Governance Committee assists the Board of Directors by identifying qualified candidates for director, leads the Board in its annual review of the Board’s performance, recommends nominations for each Board Committee, and develops and recommends to the Board corporate governance guidelines applicable to the Company. The Nominating and Governance Committee will consider nominees for director recommended by stockholders, provided such recommendations are made in accordance with the procedures described in this Proxy Statement under “Stockholder Proposals” and all other requirements contained in our Restated By-Laws. You may contact our Secretary for a copy of the relevant By-Law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Compensation Committee Interlocks and Insider Participation.    The Compensation Committee currently has three members, Walter Gilbert, Ph.D. (Chairman), Hugh A. D’Andrade and Dale A. Stringfellow, Ph.D. None of our executive officers is a member of the Compensation Committee, nor do any of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compensation of Directors

We pay each non-employee director the following cash fees:

Annual retainer:	$25,000 (25% paid following each quarter of service) $10,000 additional retainer for the Chairman of the Board and Chairman of the Audit Committee (25% paid following each quarter of service)

Attendance:	$3,000 for each Board meeting $2,000 for each telephonic Board meeting $2,000 for each Committee meeting or telephonic Committee meeting

All directors are reimbursed for their out-of pocket expenses incurred in attending meetings.

Directors who are not our employees or an employee of any of our affiliates are entitled to receive options under our 2002 Amended and Restated Employee, Director and Consultant Stock Option Plan (the “2002 Plan”). The 2002 Plan provides for an annual grant to each non-employee director of a non-qualified option to purchase 15,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the grant date. Options granted under the 2002 Plan to non-employee directors vest in three equal installments beginning on the first anniversary of the date of grant, assuming continued membership on the Board. Options to purchase seventy-five thousand (75,000) shares were granted under this formula during Fiscal 2003. Options granted during Fiscal 2003 to any named executive officers serving on the Board are reported under “Executive Compensation—Option Grants in Last Fiscal Year.”

Executive Officers

The names of, and certain information regarding our executive officers who are not also directors, are set forth below. Except for executive officers who have employment agreements with the Company, the executive officers serve at the pleasure of the Board of Directors.

Name	Age	Position

Gregory C. Critchfield, M.D.	51	President, Myriad Genetic Laboratories, Inc.

Adrian N. Hobden, Ph.D.	50	President, Myriad Pharmaceuticals, Inc.

William A. Hockett III	45	Vice President of Corporate Communications

Jerry S. Lanchbury, Ph.D.	44	Senior Vice President Research

Richard M. Marsh, Esq.	45	Vice President, General Counsel and Secretary

Jay M. Moyes	49	Chief Financial Officer, Vice President of Finance

S. George Simon	42	Vice President of Business Development

Gregory C. Critchfield, M.D., President of Myriad Genetic Laboratories, Inc., a wholly owned subsidiary of the Company, joined the Company in July 1998. Dr. Critchfield previously served as Senior Vice President, Chief Medical and Scientific Officer of Quest Diagnostics (formerly Corning Clinical Laboratories). Prior to Quest Diagnostics, Dr. Critchfield was Director of Clinical Pathology for Intermountain Health Care. Dr. Critchfield received his M.D. from the University of Utah and his M.S. in Biophysical Sciences from the University of Minnesota. He is Board Certified in Clinical Pathology.

Adrian N. Hobden, Ph.D., President of Myriad Pharmaceuticals, Inc., a wholly owned subsidiary of the Company, joined the Company in October 1998. Dr. Hobden previously served as Director, Global Biotechnology Ventures with Glaxo Wellcome Inc. During Dr. Hobden’s 17-year tenure with Glaxo, he held several senior management positions, including heading the Genetics, Molecular Science and Pharmacology Research Department before undertaking the directorship. Dr. Hobden received his Ph.D. from Leicester University in Microbiology/Molecular Biology and his B.A. in Biochemistry from Cambridge University.

William A. Hockett III, Vice President of Corporate Communications, joined the Company in September 1993, serving as Vice President of Marketing for Myriad Genetic Laboratories prior to assuming the head communications position. Over 19 years in the medical diagnostics industry, in research, sales and marketing roles, Mr. Hockett managed a diverse range of immunological products and services. He was most recently Marketing Manager for a line of over 120 products for Diagnostic Products Corporation in Los Angeles. Mr. Hockett received his B.A. in Biochemistry from the University of California, Santa Cruz.

Jerry S. Lanchbury, Ph.D., Senior Vice President Research, joined the Company in September 2002. Dr. Lanchbury came to the Company from GKT School of Medicine, King’s College where he had served as Reader in Molecular Immunogenetics and Head of Molecular Immunogenetics Unit since 1997. Dr. Lanchbury earned his Ph.D. from the University of Newcastle upon Tyne and 1st Class Honours, BSc “Biology of Man & his Environment” degree from the University of Aston.

Richard M. Marsh, Esq., Vice President, General Counsel and Secretary since joining the Company in November 2002, previously served as Director of Intellectual Property (2001-2002), Acting General Counsel and Secretary (2000-2001), and Director of Commercial Legal Affairs (1998-2000) for Iomega Corporation. Mr. Marsh served as a partner with the law firm of Parsons, Behle & Latimer in Salt Lake City from 1989 to 1998. Mr. Marsh received his L.L.M.-Taxation degree from Georgetown University Law Center, his J.D. degree, Magna Cum Laude, from the Thomas M. Cooley Law School, and a B.S. degree in accounting from Brigham Young University, and is a Certified Public Accountant. Mr. Marsh currently serves on the board of several not-for-profit organizations.

Jay M. Moyes, Vice President of Finance since July 1993 and named Chief Financial Officer in June 1996, served as Vice President of Finance and Chief Financial Officer of Genmark, Inc. from 1991 through July 1993. Mr. Moyes held various positions with the accounting firm of KPMG LLP from 1979 through 1991, most recently as a Senior Manager. He holds an M.B.A. degree from the University of Utah, a B.A. degree in economics from Weber State University, and is a Certified Public Accountant.

S. George Simon has served as Vice President of Business Development since June 2000. Mr. Simon previously served as Vice President, Corporate Development with MorphGen Pharmaceuticals, Inc., a biopharmaceutical company working in musculoskeletal tissue repair, from 1999 through 2000. Prior to his time with MorphGen, Mr. Simon was Senior Director, Corporate Development for the VivoRx group of companies, which developed biotechnology and biopharmaceutical products in oncology and cell therapy, from 1994 through 1998. Mr. Simon received his Certificate in International Business Management from the University of California, Los Angeles and his B.S. Business Administration from California State University, Long Beach.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation received by our Chief Executive Officer and each of our four other most highly compensated executive officers employed as of June 30, 2003 (collectively, the “named executive officers”) for services rendered to the Company in all capacities during the three fiscal years ended June 30, 2003.

Name and Principal Position	Fiscal Year	Annual Compensation				Long Term Compensation	All Other Compensation(1)
		Salary		Bonus		Securities Underlying Options(#)
Peter D. Meldrum President and Chief Executive Officer	2003 2002 2001	$ $ $	455,518 385,518 350,562	$ $ $	150,507 131,015 110,761	70,000 35,000 55,000	$ $ $	10,284 1,354 5,572

Gregory C. Critchfield, M.D. President, Myriad Genetic Laboratories, Inc.	2003 2002 2001	$ $ $	323,418 286,518 260,562	$ $ $	90,507 81,015 84,961	55,000 30,000 45,000	$ $ $	6,319 5,319 5,572

Adrian N. Hobden, Ph.D. President, Myriad Pharmaceuticals, Inc.	2003 2002 2001	$ $ $	323,418 270,518 247,562	$ $ $	90,507 81,015 76,961	55,000 30,000 40,000	$ $ $	6,286 5,630 5,755

Jay M. Moyes Vice President of Finance, Chief Financial Officer	2003 2002 2001	$ $ $	249,718 207,998 190,494	$ $ $	80,507 61,015 57,261	60,000 25,000 35,000	$ $ $	6,473 5,699 5,800

Mark H. Skolnick, Ph.D. Chief Scientific Officer	2003 2002 2001	$ $ $	278,781 185,187 114,485	$ $ $	90,507 66,015 381	60,000 25,000 15,000	$ $ $	6,127 3,346 227

(1)	All Other Compensation includes (i) the dollar value of premiums paid by the Company with respect to term life insurance for the benefit of each named executive officer and (ii) our matching contributions made under our 401(k) plan on behalf of each named executive officer. In Fiscal 2003, the Company paid $69.36 of term life insurance premiums for each named executive officer with the balance of All Other Compensation resulting from the Company matching 401(k) plan contributions.

Option Grants in Last Fiscal Year

The following table sets forth information regarding each stock option granted during Fiscal 2003 to each of the named executive officers.

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Securities Underlying Options Granted (#) (1)(2)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date
					5%	10%
Peter D. Meldrum	35,000	2.96%	$24.56	8/16/2012	$540,598	$1,369,981
Peter D. Meldrum	35,000	2.96%	$10.74	2/13/2013	$236,401	$599,088
Gregory C. Critchfield, M.D.	30,000	2.54%	$24.56	8/16/2012	$463,370	$1,174,269
Gregory C. Critchfield, M.D.	25,000	2.12%	$10.74	2/13/2013	$168,858	$427,920
Adrian N. Hobden, Ph.D.	30,000	2.54%	$24.56	8/16/2013	$463,370	$1,174,269
Adrian N. Hobden, Ph.D.	25,000	2.12%	$10.74	2/13/2013	$168,858	$427,920
Jay M. Moyes	25,000	2.12%	$24.56	8/16/2012	$386,141	$978,558
Jay M. Moyes	35,000	2.96%	$10.74	2/13/2013	$236,401	$599,088
Mark H. Skolnick	25,000	2.12%	$24.56	8/16/2012	$386,141	$978,558
Mark H. Skolnick	35,000	2.96%	$10.74	2/13/2013	$236,401	$599,088

(1)	Options were granted pursuant to the 2002 Plan. Options terminate ten years after the grant date, subject to earlier termination in accordance with the 2002 Plan and the applicable option agreement. Vesting of options will accelerate upon a change in control of the Company in accordance with the applicable option agreement. Options were granted at an exercise price equal to the fair market value of our Common Stock, as determined by the closing price of the Common Stock on the Nasdaq Stock Market on the trading day immediately preceding the grant date.
(2)	Options granted vest 25% upon each anniversary date of the date of grant.
(3)	The amounts shown in this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee’s continued employment through the option period and the date on which the options are exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides information regarding the exercises of options by each of the named executive officers during Fiscal 2003. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of June 30, 2003 and the values of “in-the-money” options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of our Common Stock.

	Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of the Unexercised In-The-Money Options at Fiscal Year-End (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Peter D. Meldrum	7,374	$22,121	138,876	171,750	$273,007	$165,922
Gregory C. Critchfield, M.D.	14,222	$116,891	111,778	178,000	$358,680	$397,364
Adrian N. Hobden, Ph.D.	0	$0	207,761	191,599	$1,121,560	$592,417
Jay M. Moyes	0	$0	148,049	129,450	$345,791	$176,747
Mark H. Skolnick	0	$0	296,750	118,250	$643,588	$165,922

(1)	Amounts shown in this column do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.
(2)	The value of unexercised “in-the-money” options at fiscal year end assumes a fair market value for our Common Stock of $13.49, the closing sale price per share of our Common Stock as reported by The Nasdaq Stock Market on June 30, 2003.

Employment Contracts, Termination of Employment and Change in Control Arrangements

We entered into employment agreements with no defined term with Peter D. Meldrum, Gregory C. Critchfield, M.D., Jay M. Moyes, and Mark H. Skolnick, Ph.D. in May 1993, July 1998, July 1993, and January 1994, respectively. Either party may terminate employment without cause at any time upon 15 days written notice to the other party or immediately with cause upon written notice to the other party. Each employment agreement also provides that the employee will not disclose confidential information of the Company during and after employment and will not compete with the Company during the term of employment with the Company.

We entered into an employment agreement with no defined term with Adrian N. Hobden, Ph.D. in October 1998. Pursuant to the agreement, either party may terminate employment with or without cause, provided that Dr. Hobden must provide the Company with 30 days written notice. If we terminate Dr. Hobden without cause, we must pay Dr. Hobden’s salary for 9 months following termination. If Dr. Hobden terminates his employment as a result of a reduction of his responsibilities after a change in control of the Company, then we must pay Dr. Hobden’s salary for 12 months following termination. The employment agreement also provides that Dr. Hobden will not disclose any of our confidential information during and after employment and will not compete with the Company during the term of employment with the Company.

In the event of a change in control of the Company (as defined in the 2002 Plan), at the discretion of the Board of Directors, all outstanding unvested options, including options held by Messrs. Meldrum, Critchfield, Hobden, Moyes, and Skolnick may become immediately vested, unless provision is made for the continuation of such options pursuant to the applicable provisions of the 2002 Plan.

Performance Graph

The following graph compares the annual percentage change in our cumulative total stockholder return on our Common Stock during a period commencing on June 30, 1998 and ending on June 30, 2003 (as measured by dividing (A) the difference between the our share price at the end and the beginning of the measurement period by (B) the share price at the beginning of the measurement period) with the cumulative total return of The Nasdaq Stock Market and the Nasdaq Health Services Stock Index during such period. It should be noted that we have not paid any dividends on our Common Stock, and no dividends are included in the representation of our performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

	6/30/98	6/30/99	6/30/00	6/29/01	6/28/02	6/30/03
Myriad Genetics, Inc.	$100.00	$61.53	$1,012.43	$865.86	$278.13	$184.47
Nasdaq Stock Index (U.S.)	$100.00	$143.67	$212.43	$115.46	$78.65	$87.33
Nasdaq Health Services Stocks	$100.00	$94.11	$72.64	$103.65	$101.79	$107.15

This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph was obtained from the CRSP Total Return Indexes, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

REPORT OF COMPENSATION COMMITTEE

ON EXECUTIVE COMPENSATION

Overview

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is composed entirely of outside directors. The Compensation Committee, which consists of Dr. Gilbert, Mr. D’Andrade and Dr. Stringfellow, is responsible for establishing and administering our executive compensation policies. This report addresses the compensation policies for fiscal year 2003 as they affected Mr. Meldrum, in his capacity as our President and Chief Executive Officer, and our other executive officers.

General Compensation Policy

The objectives of our executive compensation program are to:

•	Provide a competitive compensation package that will attract and retain superior talent and reward performance.

•	Support the achievement of desired Company performance.

•	Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of Common Stock, thereby encouraging the achievement of superior results over an extended period.

Executive Officer Compensation Program

Our executive officer compensation program is comprised of: (i) base salary, which is set on an annual basis; (ii) annual incentive bonuses, which are based on the achievement of predetermined objectives; and (iii) long-term incentive compensation in the form of periodic stock option grants, with the objective of aligning the executive officers’ long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

The Compensation Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compared with companies who compete with us to attract and retain employees.

In considering compensation of our executives, one of the factors the Compensation Committee takes into account is the anticipated tax treatment to the Company of various components of compensation. We do not believe Section 162(m) of the Internal Revenue Code of 1986, as amended, which generally disallows a tax deduction for certain compensation in excess of $1 million to any of the executive officers appearing in the Summary Compensation Table above, will have an effect on the Company. The Compensation Committee has considered the requirements of Section 162(m) of the Code and its related regulations. It is the Compensation Committee’s present policy to take reasonable measures to preserve the full deductibility of substantially all executive compensation, to the extent consistent with its other compensation objectives.

Base Salary

The Compensation Committee reviews base salary levels for our executive officers on an annual basis. Base salaries are set competitively relative to companies in the biotechnology industry and other comparable companies. In determining salaries, the Compensation Committee also takes into consideration individual experience and performance. The Compensation Committee seeks to compare the salaries paid by companies similar in size and stage of development to the Company. Within this comparison group, we seek to make comparisons to executives at a comparable level of experience, who have a comparable level of responsibility and expected level of contribution to their company. In setting base salaries, the Compensation Committee also takes into account the intense level of competition among biotechnology companies to attract talented personnel.

Annual Incentive Bonuses

We, along with each executive officer, establish goals related specifically to that officer’s areas of responsibility. The Compensation Committee determines the amount of each executive’s bonus based on a subjective assessment by the Compensation Committee of the officer’s progress toward achieving the established goals. Bonuses are awarded on an annual basis.

Long-term Incentive Compensation

Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of our Common Stock. The Compensation Committee believes that stock option participation aligns executive officers’ interests with those of the stockholders. The amounts of the awards are designed to reward past performance and create incentives to meet long-term objectives. Awards are made at a level calculated to be competitive within the biotechnology industry as well as a broader group of companies of comparable size and complexity. In determining the amount of each grant, the Compensation Committee takes into account the number of shares held by the executive prior to the grant.

Chief Executive Officer Compensation

Mr. Meldrum was appointed to the position of President and Chief Executive Officer in November 1991. In May 1993, Mr. Meldrum entered into our standard Employment Agreement as required of all our employees. Under this agreement, as of June 30, 2003, Mr. Meldrum received an annual base salary of $455,518. This is consistent with the range of salary levels received by his counterparts in companies in the biotechnology industry and other comparable companies. The Compensation Committee believes Mr. Meldrum has managed the Company well in a challenging business climate and has continued to move the Company towards its long-term objectives.

We granted stock options to Mr. Meldrum to purchase 55,000 shares at a weighted average exercise price of $64.02 in fiscal 2001, 35,000 shares at a weighted average exercise price of $35.76 in fiscal 2002 and 70,000 shares at a weighted average exercise price of $17.65 in fiscal 2003. All such options had an exercise price equal to the fair market value of our Common Stock as of the date of grant. This option package is designed to align the interests of Mr. Meldrum with those of our stockholders with respect to short-term operating results and long term increases in the price of our stock. The grant of these options is consistent with the goals of our stock option program as a whole.

THE COMPENSATION COMMITTEE:

Walter Gilbert, Ph.D., Chairman
Hugh A. D’Andrade
Dale A. Stringfellow, Ph.D.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors (the “Audit Committee”) has three members, Dale A. Stringfellow, Ph.D. (Chairman), Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D. Each of the members of the Audit Committee are independent nonexecutive directors who meet the independence and experience requirements of the Nasdaq National Market System. The Audit Committee has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board, which was amended in September 2003 and is attached to this Proxy Statement as Appendix A. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company’s overall financial reporting process. In fulfilling its responsibilities for the financial statements for Fiscal 2003, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2003 with management and KPMG LLP, the Company’s independent auditors;

•	Discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•	Received written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

The following is a summary of the fees charged by KPMG LLP for services rendered to the Company:

Type of Fee	Fiscal Year Ended 6/30/03	Fiscal Year Ended 6/30/02
Audit Fees	$73,000	$60,000
Audit Related Fees	$50,460	$41,975
Tax Fees	$31,368	$59,000
All Other Fees	$0	$0

Total	$154,828	$160,975

Audit Fees—Fees for the audit of the Company’s annual financial statements included in the Company’s report on Form 10-K and reviews of its quarterly financial statements included in the Company’s reports on Form 10-Q.

Audit Related Fees—Fees for other audit related services including other SEC filings, comfort letters and consents and benefit plan audits.

Tax Fees—Fees for preparation and review of tax returns and tax consultations.

All Other Fees—The Company did not engage KPMG LLP to perform any other services other than those listed separately above.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Dale A. Stringfellow, Ph.D., Chairman
Walter Gilbert, Ph.D.
Arthur H. Hayes, Jr., M.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than 10% of our Common Stock, to file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that Mr. Meldrum, Dr. Critchfield, Dr. Hobden, Mr. Hockett, Mr. Moyes, Mr. Simon and Dr. Skolnick each inadvertently failed to timely report one option grant. Each of these executive officers subsequently reported the grant on a Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In April 2001, we announced the formation of Myriad Proteomics, Inc., a new venture of which we own 49 percent, with Hitachi, Ltd., Oracle Corporation and Peter Friedli Corporate Finance AG. We received payments from Myriad Proteomics of $1,980,883 in fiscal 2003, $6,253,394 in fiscal 2002 and $1,644,498 in fiscal 2001 for the provision of administrative and research services under an Administrative Services Agreement and a Scientific Research Services Agreement entered into in connection with the formation of the venture. The following officers and directors have relationships with Myriad Proteomics: (1) Mr. Meldrum, our President and Chief Executive Officer and a Director, served in the same capacities with Myriad Proteomics until his resignation on May 30, 2003; and (2) Dr. Gilbert, a Director, serves as the Chairman of the Board of Directors of Myriad Proteomics and beneficially owns less than 1% of Myriad Proteomics’ stock. Neither of these individuals receives any compensation for his service with Myriad Proteomics, other than reimbursement of ordinary business expenses.

ELECTION OF A DIRECTOR

(Notice Item 1)

Under the Company’s Restated Certificate of Incorporation, as amended, and Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of seven members, classified into three classes as follows: Hugh A. D’Andrade, and Dale A. Stringfellow, Ph.D. constitute a class with a term which expires at the upcoming Meeting (the “Class I directors”); Peter D. Meldrum, Mark H. Skolnick, Ph.D., and Linda S. Wilson, Ph.D. constitute a class with a term ending in 2004 (the “Class II directors”); and Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D. constitute a class with a term ending in 2005 (the “Class III directors”). At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted to nominate Dale A. Stringfellow, Ph.D. for election at the Meeting for a term of three years, to serve until the 2006 annual meeting of stockholders, and until his successor has been elected and qualified. Mr. D’Andrade, the current Chairman of the Board of Directors whose term expires at the Meeting, has decided to retire and will not stand for re-election at the Meeting. The Class II directors (Peter D. Meldrum, Mark H. Skolnick, Ph.D., and Linda S. Wilson, Ph.D.) and the Class III directors (Walter Gilbert, Ph.D. and Arthur H. Hayes, Jr., M.D.) will serve until the annual meetings of stockholders to be held in 2004 and 2005, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for the nominee named above is withheld, the shares represented by a validly executed proxy will be voted FOR the election as a director of such nominee. In the event that the nominee shall become unable or unwilling to serve, the shares represented by a validly executed proxy will be voted for the election of such other person as the Board of Directors may recommend in the nominee’s place. The Board has no reason to believe that the nominee will be unable or unwilling to serve.

A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect the nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DR. DALE A. STRINGFELLOW AS A DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

2003 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

(Notice Item 2)

General

We are asking our stockholders to approve our 2003 Employee, Director and Consultant Stock Option Plan (the “2003 Plan”). In September 2003, the Company’s Board of Directors approved, subject to approval of our stockholders at the Meeting, the 2003 Plan and reserved 1,300,000 shares of Common Stock for issuance under the 2003 Plan plus such additional shares as are represented by options previously granted under the Company’s 2002 Amended and Restated Stock Option Plan (the “2002 Plan”) which are cancelled or expire after the date of stockholder approval of the 2003 Plan and any shares which have been reserved but not granted under the 2002 Plan. If the stockholders approve the 2003 Plan, it will replace our 2002 Plan which will be terminated, except with respect to outstanding options previously granted thereunder. As of September 2, 2003 no options have been granted under the 2003 Plan. Because our directors will receive automatic annual grants under the 2003 Plan and our named executive officers and directors are otherwise eligible to receive option grants under the 2003 Plan, they have an interest in this proposal. On September 2, 2003, the closing market price per share of our Common Stock was $12.57, as reported in the NASDAQ National Market.

The 2003 Plan is being submitted to our stockholders for approval at the Meeting in order to ensure (i) continued listing of our Common Stock on the NASDAQ National Market, (ii) favorable federal income tax treatment for grants of incentive stock options under Internal Revenue Code of 1986 (“the Code”) Section 422, and (iii) eligibility to receive a federal income tax deduction for certain compensation paid under the 2003 Plan by complying with Rule 162(m) of the Code. The Board believes that the 2003 Plan is necessary to give the Company the flexibility needed to attract, retain and motivate employees, directors and consultants.

Material Features of the 2003 Plan

The following paragraphs provide a summary of the principal features of our 2003 Plan and its operation. The following summary is qualified in its entirety by reference to the 2003 Plan as set forth in Appendix B.

The purpose of the 2003 Plan is to attract, retain and motivate employees, directors and consultants through the issuance of stock options and to encourage ownership of shares of Common Stock by employees, directors and consultants of the Company. The 2003 Plan is administered by our Compensation Committee. Subject to the provisions of the 2003 Plan, the Compensation Committee determines the persons to whom options will be granted, the number of shares to be covered by each option and the terms and conditions upon which an option may be granted. The Committee may delegate part of its authority and powers under the 2003 Plan to one or more directors and/or officers of the Company, but only the Committee can make awards to participants who are directors or executive officers of the Company. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2003 Plan. As of September 2, 2003 the Company had 506 full-time equivalent employees.

Options granted under the 2003 Plan may be either (i) options intended to qualify as “incentive stock options” under Section 422 of the Code, or (ii) non-qualified stock options. Incentive stock options may be granted under the 2003 Plan to employees of the Company and its affiliates. Non-qualified stock options may be granted to consultants, directors and employees of the Company and its affiliates. No participant may be granted, during any fiscal year, options to purchase more than 1,000,000 shares of Common Stock. The 2003 Plan also provides for the automatic grant annually of 15,000 non-qualified options to each non-employee director of the Company. However, non-employee directors nominated pursuant to a contractual obligation are not entitled to such automatic grants. The automatic grant, which will be issued on the date of each annual stockholders’ meeting, has a ten year exercise life, will have an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant and vests one-third (1/3) per year, assuming continued membership on the Board. In addition, the option will become fully exercisable upon a change of control of the Company or the death of the director.

The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to incentive stock options which become exercisable in any calendar year under any incentive stock option plan of the Company may not exceed $100,000. Incentive stock options granted under the 2003 Plan may not be granted at a price less than the fair market value of the Common Stock on the date of grant, or 110% of fair market value in the case of employees holding 10% or more of the voting stock of the Company. Non-qualified stock options granted under the 2003 Plan may not be granted at an exercise price less than 85% of the fair market value per share of the Common Stock. An option granted under the 2003 Plan is exercisable, during the option holder’s lifetime, only by the option holder and is not transferable by him or her except (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable option agreement.

An option granted under the 2003 Plan cannot generally be exercised until it becomes vested. Except as set forth above for automatic director grants, the Committee establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the 2003 Plan expire at the times established by the Committee, but not later than 10 years after the grant date. However, incentive stock options granted under the 2003 Plan may not expire more than five years from the date of grant in the case of incentive stock options granted to an employee holding 10% or more of the voting stock of the Company.

In granting any non-qualified stock option, the Compensation Committee may specify that such non-qualified stock option shall be subject to such termination or cancellation provisions as the Compensation Committee shall determine. Options granted under the 2003 Plan are generally exercisable after the termination of the option holder’s employment with the Company (other than by reason of death, disability or termination for cause as defined in the 2003 Plan) to the extent exercisable on the date of such termination, at any time prior to the earlier of the option’s specified expiration date or three months after such termination for incentive stock options and for non-qualified options, for the remainder of the life of the option. Generally, in the event of the option holder’s death, all incentive stock options and non-qualified stock options immediately vest and may be exercised by the option holder’s survivors at any time until the option’s specified expiration date. In the event of the option holder’s disability, incentive stock options and non-qualified stock options generally may be exercised, to the extent exercisable on the date of disability (plus a pro rata portion of the option if the option vests periodically), by the option holder at any time prior to the earlier of the option’s specified expiration date or one year from the date of the option holder’s disability for incentive stock options and for non-qualified stock options until the option’s specified expiration date. In the event of the option holder’s termination for cause, all outstanding and unexercised options are forfeited.

If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of an option granted under the 2003 Plan shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Board of Directors or the board of directors of any entity assuming the obligations of the Company under the 2003 Plan (the “Successor Board”), shall, as to outstanding options under the 2003 Plan either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of the successor or acquiring entity; or (ii) upon written notice to the participants, provide that all options must be exercised (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) within a specified number of days of the date of such notice, at the end of which period the options shall terminate; or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to each such option (either to the extent then exercisable or, at the discretion of the Compensation Committee, all options being made fully exercisable for purposes of such transaction) over the exercise price thereof. In the event of a recapitalization or reorganization of the Company (other than an Acquisition) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an option holder upon exercising an option under the 2003 Plan, shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such option prior to such recapitalization or reorganization.

The 2003 Plan may be amended by the stockholders of the Company. The 2003 Plan may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires stockholder approval as required by the rules of the NASDAQ National Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval.

Federal Income Tax Considerations

The following is a description of certain United States federal income tax consequences of the issuance and exercise of options under the 2003 Plan:

Stock options granted under the 2003 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options.    No taxable income is recognized by the option holder at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the difference between the fair market value of the shares on the date of exercise and the exercise price will be an item of tax preference includible in “alternative minimum taxable income.” The option holder will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the option holder has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the option holder will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or the amount realized on a disqualifying sale, if less) over the exercise price paid for those shares will be taxable as ordinary income to the option holder; any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

Non-Statutory Options.    No taxable income is recognized by an option holder upon the grant of a non-statutory option. The option holder will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the option holder will be required to satisfy the tax withholding requirements applicable to such income.

An option holder’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

The Company will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the option holder with respect to the exercise of a non-statutory option or the disqualifying disposition of an incentive stock option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the option holder.

The affirmative vote of a majority of the shares voted affirmatively or negatively for the proposal at the Meeting is required to adopt the 2003 Plan.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE ADOPTION OF THE 2003 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH ADOPTION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

EQUITY COMPENSATION PLAN INFORMATION

As of June 30, 2003, the Company’s equity compensation plans had the following options outstanding or available for issuance. For additional information about the Company’s equity compensation plans, see Note 4 of our consolidated financial statements included in Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	4,892,144	$31.29	910,588
Equity compensation plans not approved by security holders (2)	30,000	40.00	0

Total	4,922,144	$31.34	910,588

(1)	Includes the 2002 Plan and the Employee Stock Purchase Plan. Does not include the additional 1,300,000 shares under the 2003 Plan that would be available for issuance if proposal 2 is approved at the Meeting.
(2)	Comprised of warrants previously granted to a placement agent.

INDEPENDENT PUBLIC ACCOUNTANTS

(Notice Item 3)

The Board of Directors has appointed KPMG LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2004. The Board proposes that the stockholders ratify this appointment, although such ratification is not required under Delaware law or the Company’s Restated Certificate of Incorporation, as amended, or Restated By-Laws. KPMG LLP audited the Company’s financial statements for the fiscal year ended June 30, 2003. The Company expects that representatives of KPMG LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

In the event that ratification of the appointment of KPMG LLP as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the proxy statement for the Company’s 2004 Annual Meeting of Stockholders, stockholder proposals must be received by the Company no later than June 15, 2004. To be considered for presentation at such meeting, although not included in the proxy statement, proposals must be received no earlier than August 14, 2004 and no later than September 13, 2004. Proposals received after that date will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. All stockholder proposals must also comply with the Company’s Restated By-Laws, a copy of which is available by contacting the Company’s Secretary. All stockholder proposals should be marked for the attention of: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By order of the Board of Directors:

Richard M. Marsh
Secretary

October 13, 2003

THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2003 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY, IS AVAILABLE ON THE INTERNET AT WWW.MYRIAD.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF THE COMPANY’S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: RICHARD M. MARSH, SECRETARY, MYRIAD GENETICS, INC., 320 WAKARA WAY, SALT LAKE CITY, UTAH 84108 (801-584-3600).

APPENDIX A

MYRIAD GENETICS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    AUDIT COMMITTEE PURPOSE

The Audit Committee of Myriad Genetics, Inc. (the “Company”) is appointed by the Company’s Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities relating to corporate accounting, financial reporting practices, and the quality and integrity of the Company’s financial reports. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee that management has maintained the reliability and integrity of the Company’s accounting policies, financial reporting process and disclosure practices;

•	Oversee that management has established and maintained processes to assure that an adequate system of internal audit control and legal and regulatory compliance is functioning within the Company; and

•	Monitor the independence and performance of the Company’s independent auditors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.    AUDIT COMMITTEE COMPOSITION AND MEETINGS

So long as the Company’s securities are quoted on the Nasdaq Stock Market (“Nasdaq”), the Audit Committee members shall meet the independence requirements of Nasdaq. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent as determined by the rules and regulations of Nasdaq and the Securities and Exchange Commission (the “SEC”), as such requirements may be changed from time to time; provided, that any non-independent director serving on the Audit Committee pursuant to the “exceptional and limited circumstances” exception available under Nasdaq rules may not serve on the Audit Committee for more than two (2) years; and provided, further, that such non-independent director may not be permitted to serve as chair of the Audit Committee. Each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) directly or indirectly accept any consulting, advisory, or other compensatory fee from the Company; or (ii) be an affiliated person of the Company or any subsidiary thereof.

All members of the Audit Committee shall have a basic understanding of finance and accounting practices and be able to read and understand fundamental financial statements at the time of their appointment to the audit committee, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Effective with the Company’s annual report for its first fiscal year ending on or after July 15, 2003, the Company shall disclose, in its periodic reports filed with the SEC, whether or not, and if not, the reasons therefor, the Audit Committee includes at least one Audit Committee Financial Expert, as defined by the Securities Exchange Act of 1934, as amended.

Audit Committee members shall be appointed by the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee should meet privately in executive session at least quarterly with management, the independent auditors and as a committee to review the Company’s financial statements in accordance with Section III below and to discuss any matters that the Audit Committee or any of these groups believe should be discussed.

III.    AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, retention, compensation, evaluation, oversight and, if necessary, termination of the registered public accounting firm(s) employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Review of Documents/Reports

1.	Review and reassess the adequacy of this Charter at least annually and make recommendations to the Board, as conditions dictate, to update the Charter.

2.	Review with management and the independent auditors the Company’s annual audited and interim quarterly financial statements and Forms 10-K and Forms 10-Q prior to filing with the SEC or release of earnings. The review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments including a discussion of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS 61”). The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

3.	In consultation with management and the independent auditors, review and discuss the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and steps management has taken to monitor, control and report such exposures. Review and discuss with the independent auditors significant findings prepared by the independent auditors together with management’s responses. Review and discuss with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

4.	Review and discuss with management and the independent auditors: (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; (b) any transactions or courses of dealing with parties related to the Company, which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company’s financial statements; and (c) the effect of regulatory and accounting initiatives that may affect the Company.

Independent Auditors

5.	The independent auditors are ultimately accountable to the Audit Committee for such auditors’ review of the financial statements and controls of the Company. The Audit Committee shall review and discuss the independence and performance of the auditors and shall have the sole authority and responsibility to select, evaluate, and where appropriate, replace the auditors. The Audit Committee shall determine the appropriate compensation of the independent auditors.

6.	Review and approve in advance all audit services and all permitted non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate, to one or more designated members of the Audit Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

7.

On a periodic basis, the Audit Committee should review and discuss with the independent auditors the written statement from the independent auditor of the Company concerning all significant relationships they have with the Company that could impair the auditors’ independence consistent with Independence Standards Board Standard 1 (“ISB 1”), and, based on such review, assess the independence of the independent auditor, and recommend, if necessary, that the Board take appropriate action to satisfy itself of the auditor’s independence. The Audit Committee should ensure that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Company for five (5) or more consecutive years.

8.	Set clear hiring policies for employees or former employees of the Company’s independent auditors.

9.	Consider and discuss the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Financial Reporting Process

10.	In consultation with the independent auditors and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, or the performance and independence of the independent auditors.

11.	Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

12.	Ensure that there exist regular systems of reporting to the Audit Committee by management and the independent auditors regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

13.	Regularly review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

14.	Ensure and oversee timely reports from the independent auditors to the Audit Committee of (i) all critical accounting policies and practices; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

Legal Compliance

15.	Review and discuss with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

16.	Report through its Chair to the Board following meetings of the Audit Committee.

17.	Review and approve, prior to the Company’s entry into any such transactions, all transactions between the Company and its executive officers, members of its Board, beneficial holders of more than 5% of the Company’s securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

18.

When deemed necessary by the members of the Audit Committee, retain independent legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without the need to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee.

The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

19.	The Audit Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

20.	Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

21.	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

22.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

Compensation

23.	Audit Committee members shall be compensated by the Company solely in the form of directors’ fees. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Company.

The Audit Committee’s responsibility is oversight. Management of the Company has the responsibility for the Company’s financial statements as well as the Company’s financial reporting process, principles, and internal controls. The independent auditors are responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Company’s quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Company and of the professionals and experts (such as the independent auditors) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditors as to any non-audit services provided by the independent auditors to the Company.

APPENDIX B

MYRIAD GENETICS, INC.

2003 EMPLOYEE, DIRECTOR AND CONSULTANT STOCK OPTION PLAN

1.    DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Myriad Genetics, Inc. 2003 Employee, Director and Consultant Stock Option Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee. (See paragraph 4)

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Board of Directors means the Board of Directors of the Company.

Change of Control means the occurrence of any of the following events:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)	Merger/Sale of Assets. A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation, or the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means Myriad Genetics, Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)	If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2)	If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3)	If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Options are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Myriad Genetics, Inc. 2003 Employee, Director and Consultant Stock Option Plan.

Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to an Option by will or by the laws of descent and distribution.

2.    PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3.    SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall not exceed (a) 1,300,000 Shares, plus (b) such additional Shares as are represented by Options previously granted under the Company’s 2002 Amended and Restated Employee, Director and Consultant Stock Option Plan (the “2002 Plan”) which are cancelled or expire after the date of stockholder approval of this Plan without delivery of shares of stock by the Company and any Shares which have been reserved but not granted under the 2002 Plan as of the date of stockholder approval of the Plan; provided however, that no more than 5,611,6461 Shares (which equals the number of outstanding Options and Shares available to be granted under the 2002 Plan as of September 26, 2003) shall be added to the Plan pursuant to this subsection (b). The Administrator, in its sole discretion, shall adjust appropriately the number of Shares set forth in the previous sentence after interpreting the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

If an Option ceases to be “outstanding”, in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as “outstanding”

[1]	While this represents the maximum number of shares that could be added to the Plan pursuant to subsection (b), the actual number of Shares transferred to the Plan is anticipated to be substantially less.

2

until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.    ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.	Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.	Determine which Employees, directors and consultants shall be granted Options;

c.	Determine the number of Shares for which an Option or Options shall be granted, provided, however, that in no event shall Options to purchase more than 1,000,000 Shares be granted to any Participant in any fiscal year;

d.	Specify the terms and conditions upon which an Option or Options may be granted; and

e.	Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Options or Shares acquired upon exercise of Options;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

5.    ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Employees. Non-Qualified Options may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6.    TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically

3

required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A.	Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a.	Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than 85% of the Fair Market Value per share of Common Stock;

b.	Each Option Agreement shall state the number of Shares to which it pertains;

c.	Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

d.	Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

e.	Directors’ Options: On the date of each annual meeting of the Company’s stockholders commencing in 2003, each director of the Company who is (i) not an employee of the Company or any Affiliate, or (ii) nominated or elected pursuant to or in satisfaction of a contractual obligation of the Company, provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such times, shall be granted a Non-Qualified Option to purchase 15,000 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value per share of the Shares on the date of grant of the Option, (ii) have a term of ten years unless such director is terminated “for cause” and in such case the terms of Paragraph 11 hereof shall apply, and (iii) shall become cumulatively exercisable in three equal annual installments of 33.33% each, upon completion of one full year of service on the Board of Directors after the date of grant, and continuing on each of the next two full years of service thereafter provided however, that in the event of a Change of Control of the Company, the Option shall become fully exercisable as of the date of the Change of Control, in the event of the death of a director, the Option shall become fully exercisable as of the date of death and in the event of the Disability of a director the Option shall vest to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the director not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

The provisions of Paragraphs 10, 12 and 13 below shall not apply to Options granted pursuant to this subparagraph. Any director entitled to receive an Option grant under this subparagraph may elect to decline the Option.

B.	ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator

4

determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a.	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) and (e) thereunder.

b.	Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the said Fair Market Value on the date of grant.

c.	Term of Option: For Participants who own:

i.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

ii.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

d.	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.    EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised in accordance with the procedures established by the Company for electronic exercise of the Option or by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal note, for full, partial or no recourse, bearing interest payable not less than annually at market rate on the date of exercise and at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, with or without the pledge of such Shares as collateral, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes

5

“reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.    RIGHTS AS A SHAREHOLDER.

No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company’s share register in the name of the Participant.

9.    ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.

By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Option Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of an Option by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant’s lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.    EFFECT OF TERMINATION OF SERVICE OTHER THAN “FOR CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.	A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination “for cause”, Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

6

b.	Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.	The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.	Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e.	A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f.	Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

11.    EFFECT OF TERMINATION OF SERVICE “FOR CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated “for cause” prior to the time that all his or her outstanding Options have been exercised:

a.	All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated “for cause” will immediately be forfeited.

b.	For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c.	“Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the right to exercise any Option is forfeited.

d.	Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant.

7

12.    EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a.	To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b.	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within (i) the earlier of the expiration of the Option or one year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, if the Option is an ISO, or (ii) within the remaining term of the Option if the Option is a Non-Qualified Option; notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.    EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option shall become fully exerciseable as of the date of the death of the Participant.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within the originally prescribed term of the Option.

14.    PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.	The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it

8

that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

15.    DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.    ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Participant’s Option Agreement:

A.    Stock Dividends and Stock Splits.    If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share, to reflect such events. The number of Shares subject to options to be granted to directors pursuant to Paragraph 6(A)(e) and the number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B.    Corporate Transactions.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, including upon a change of control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise the number of replacement securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

9

D.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

17.    ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.    FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

19.    CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

20.    WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

10

21.    NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.    TERMINATION OF THE PLAN.

The Plan will terminate on September 4, 2013, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.

23.    AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.    EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.    GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

11

APPENDIX C

MYRIAD GENETICS, INC.

THIS PROXY IS BEING SOLICITED BY MYRIAD GENETICS, INC.’S

BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated October 13, 2003 in connection with the Annual Meeting to be held at 9:00 a.m. on Wednesday, November 12, 2003 at the offices of Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108 and hereby appoints Peter D. Meldrum and Jay M. Moyes, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of MYRIAD GENETICS, INC. registered in the name provided herein which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

SEE REVERSE SIDE FOR ALL PROPOSALS. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, date and return this card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

(SEE REVERSE SIDE)

Electronic Distribution

If you would like to receive future Myriad Genetics, Inc. proxy statements and annual reports electronically, please visit http://www.investpower.com. Next, click on “Enroll to receive mailings via e-mail” to enroll. Please refer to the company number and account number which is printed just below the perforation and is the first set of nine digit numbers.

Please Detach and Mail in the Envelope Provided

☒ Please mark votes as in this example.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

1. Election of one Class I Director (or if the nominee is not available for election, such substitute as the Board of Directors may designate) for a three-year term.

Nominee:	Dale A. Stringfellow, Ph.D

FOR	WITHHELD
☐	☐

2. Proposal to adopt the 2003 Employee, Director and Consultant Stock Option Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. Proposal to ratify the appointment of KPMG LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2004.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this proxy will be voted FOR Proposals 1, 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature:	Date:

Signature:	Date:

NOTE: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

2